Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 270,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	37,287.00
Total Offset Amount	37,287.00
Net Fee	$ 0.00
Final Prospectus	false